Limited Term New York Municipal Fund

Oppenheimer California Municipal Fund

Oppenheimer AMT-Free Municipals

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer New Jersey Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Limited Term California Municipal Fund

Rochester Fund Municipals

              Prospectus Supplement dated January 19, 2007

     This   supplement   amends   the   current   Prospectus   of  each  of  the
above-referenced  Funds  (each a "Fund"  and  together  the  "Funds")  and is in addition to any other supplement(s) to each Fund's current Prospectus.

     For each of the Funds,  the  Prospectus  is amended by adding the following information:

     The  Manager  is  currently  reevaluating  the  presentation  of the Fund's financial  statements  for the  application  of the  provisions  of Statement of
Financial  Accounting  Standards  No. 140 ("FAS  140"),  with respect to certain types of derivative securities, commonly referred to as "inverse floaters," that are held in the Fund's  portfolio.  The application of the provisions of FAS 140 entails  a  recharacterization  of a  transaction  in  which  the  Fund  sells a municipal  bond  to a  trust  to  create  an  inverse  floater  as a  "financing transaction" instead of a sale, for financial statement  presentation  purposes.
Although the Manager believes that the Fund's historical accounting treatment of inverse  floaters  has been  consistent  with  prevailing  mutual fund  industry accounting  practices,  it is  analyzing  the impact of applying  FAS 140 to the reporting  and  presentation  of the Fund's  inverse  floaters in its  financial statements, including the Fund's Financial Highlights, as well as other sections of the  prospectus.  The Manager does not expect that the application of FAS 140 would result in any  material  changes in the Fund's  reported net income,  past performance, average annual total returns or net asset values per share. However it does anticipate that by treating such transactions  creating inverse floaters as financing transactions, the Fund would gross up its assets and liabilities in the  Statement  of Assets and  Liabilities  to reflect  the amount of the assets transferred to such trusts and would include certain interest  payments to third parties from the trust as the Fund's interest  expense.  That would increase the
Fund's stated Annual Fund  Operating  Expenses (and the Fund's stated income and its expense ratios).

January 19, 2007                                              PS0000.026